Exhibit 10.1
THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
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Execution Version
PRODUCT LICENSE AND DISTRIBUTION AGREEMENT
This PRODUCT LICENSE AND DISTRIBUTION AGREEMENT (this “Agreement”) is entered into as of July 19, 2011 (the “Effective Date”), by and between PuriCore, Inc., a Delaware corporation (“PuriCore”), and MISONIX, INC., a New York corporation (“Misonix”). PuriCore and Misonix may be referred to as a “Party” and together as the “Parties”.
RECITALS
PuriCore has ownership of certain patents, know-how and other intellectual property related to its Vashe irrigating solution products.
Misonix develops and sells proprietary therapeutic ultrasound products.
PuriCore International Limited and PuriCore plc, each Affiliates of PuriCore, and Misonix entered into a Share Purchase Agreement and related agreements to acquire the issued shares of Labcaire Systems Limited, which was a subsidiary of Misonix. Litigation has arisen related to claims of breach of warranty and other allegations in connection with this acquisition. Misonix has denied the claims and allegations in such litigation. Misonix, PuriCore and its Affiliates have negotiated a settlement to this litigation which includes the license and distribution by Misonix of PuriCore’s Vashe system under the terms and conditions set forth in this Agreement.
THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:
1.	DEFINITIONS
Whenever used in this Agreement, the following terms shall have the following meanings:
1.1	“510(k)” shall mean a Premarket Notification submission filed with the FDA in compliance with Section 510(k) of the Food, Drug and Cosmetic Act of 1938, as amended, per the requirements defined in 21 CFR Part 807 at least 90 days before the commercial distribution is to begin.
1.2	“Affiliate” shall mean any corporation or other legal entity which controls, is controlled by, or is under common control with, a Party; “control” means the right to elect or appoint a majority of the directors or similar governing body or the holding, directly or indirectly, of 50% (or if less, the maximum amount permitted by law) or more of the capital, income interests or voting rights in the corporation or other entity.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
1.3	“Applicable Law” shall mean, with respect to the Licensed Products in the Territory, all federal and state laws, statutes, codes and regulations, governing the activities contemplated by this Agreement, including cGMP.
1.4	“Business Day” shall mean any day, from Monday through Friday, except for days on which commercial banks in New York, New York are authorized or required by law to close.
1.5	“cGMP” shall mean “Good Manufacturing Practices” for the medical device industry, as in effect from time to time in the Territory, as set forth in the Quality System Regulations at 21 CFR part 820.
1.6	“Contract Year” shall mean the twelve-month period beginning on the date that is forty-five (45) days after the Effective Date; unless there is a delay to delivery of Licensed Product by PuriCore that is caused by PuriCore, in which case the beginning date shall be the earlier of the date that PuriCore makes the first delivery of Licensed Product to Misonix or ninety (90) days after the Effective Date; and ending on the one year anniversary of such date and each twelve-month period thereafter.
1.7 “Extension Period” shall have the meaning set forth in Section 14.1.
1.8	“FDA” shall mean the United States Food and Drug Administration or any successor agency.
1.9	“Field,” prior to the market availability of sterile Licensed Product, shall mean the use of the Licensed Product as an irrigating solution specifically for the treatment of human wound care with emphasis on use in conjunction with therapeutic ultrasonic procedures. After market release of sterile Licensed Product, “Field” shall mean the use of the Licensed Product, both sterile and non-sterile, as an irrigating solution specifically for the treatment of human wound care principally in conjunction with therapeutic ultrasonic procedures.
1.10	“Gross Profit” shall mean the amounts indicated as “gross profit” on Exhibit C, as Exhibit C may be updated hereunder, and shall not mean gross profit as it may be understood under generally accepted accounting principles in the United States or any other accounting principles.
1.11 “Initial Term” shall have the meaning set forth in Section 14.1.
1.12	“Licensed Products” shall mean only those PuriCore proprietary Vashe solution products that are described on Exhibit A.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
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1.13	“Licensed Technology” shall mean the PuriCore Patents and related know-how and other proprietary technology that cover and are incorporated in the Licensed Products.
1.14	“Minimum Gross Profit” shall mean the cumulative amount of Gross Profit to PuriCore on the paid purchase price from sales of Licensed Products to Misonix under this Agreement until such cumulative Gross Profit aggregates a total amount of two million dollars ($2,000,000); provided that the two million dollars ($2,000,000) requirement may be reduced pursuant to Section 6.6.
1.15	“Net Sales” shall mean Misonix’s and its Affiliates’ (including all sales made by any Sales Representative on behalf of Misonix or any of its Affiliates) gross receipts from sales of Licensed Products less the sum of (a) discounts actually allowed in amounts customary in the trade; (b) sales, tariff duties and/or use taxes directly imposed and with reference to particular sales; (c) outbound transportation prepaid or actually allowed; and (d) amounts actually allowed or credited on returns. No deductions shall be made for commissions paid to any Sales Representative, or for cost of collections.
1.16 “Notes” shall mean those Loan Notes as defined in the SPA.
1.17	“Product Labeling” shall mean the labeling as required, permitted and agreed by and with the FDA under the 510(k) clearance for the Licensed Product and any other Applicable Law.
1.18 “PuriCore Patents” shall mean those patents set forth on Exhibit B.
1.19	“Quarterly Minimum Gross Profit” shall mean the amount of Minimum Gross Profit that is allocated to be earned from sales of Licensed Product to Misonix in any specific quarter during the Initial Term, which may be reduced on a pro rata basis in the event that the Minimum Gross Profit is reduced pursuant to Section 6.6, so that [* * *].
1.20	“Regulatory Approval” shall mean, with respect to any country, all governmental and regulatory registration and approvals (including but not limited to all approvals for labeling and all pricing approvals) required for the manufacture, marketing, use, sale and distribution of Licensed Products in such country.
1.21 “Royalty” shall have the meaning set forth in Section 4.10.
1.22	“Sales Representatives” shall mean sales employees of Misonix and professional persons or companies that regularly act as sales representatives on behalf of third party companies in the medical device and surgical industry, whether acting in an independent or direct capacity, and shall not include any person or company that derives more than 50% of its annual revenues from selling products of its own manufacture.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
1.23	“SPA” shall mean that certain Share Purchase Agreement dated as of 4 August 2009 between Misonix, Inc and PuriCore International Limited and PuriCore plc regarding the acquisition of Labcaire Systems Limited, as varied.
1.24	“Specifications” shall mean the specifications set forth on Exhibit A or as otherwise provided in writing to Misonix by PuriCore and reasonably acceptable to Misonix.
1.25 “Take or Pay Payments” shall have the meaning set forth in Section 6.5.
1.26	“Territory” shall mean the United States and its territories. The Territory may be expanded upon mutual written agreement of the Parties as Regulatory Approvals in other countries or territories may be obtained.
1.27	“Third Party” shall mean any person or entity that is not a Party or an Affiliate of a Party.
1.28	“Trigger Date” shall mean any of the three Trigger Dates defined in Sections 2.2, 4.9(c) and 7.5.
2.	GRANT OF LICENSE
2.1	License. Subject to the terms of this Agreement, including without limitation the exclusivity provisions of Section 2.2 and the authority limitations of Section 3, PuriCore hereby grants to Misonix a license under the Licensed Technology to use and sell the Licensed Products in the Field in the Territory. The license granted in this Section 2.1 does not include any rights of Misonix to grant sublicenses to any Third Party or to have Licensed Products sold by any Third Party on behalf of Misonix, except that Misonix may utilize Sales Representatives. A list of Misonix’s current Sales Representatives is attached as Schedule 2.1. Misonix shall update Schedule 2.1 not less than ten (10) days prior to the commencement of each Contract Year if there are any changes or updates to Schedule 2.1. PuriCore acknowledges that Misonix has no control over the purpose for which its customers use the Licensed Product once sold; and, therefore, Misonix cannot be held to be in breach of this Agreement if it has sold the Licensed Product in the Field in good faith even if the customer does not use the Licensed Product for or in conjunction with ultrasonic procedures.
2.2	Exclusivity Covenant. PuriCore covenants that it will not license the Licensed Technology or sell Licensed Products to any therapeutic ultrasound company for distribution in the Field in the Territory. In the event that PuriCore chooses (in its sole discretion and despite the exclusivity covenant) to license the Licensed Technology or sell Licensed Products to any therapeutic ultrasound company in the Field in the Territory (the date of which shall be a “Trigger Date”), then (a) Misonix will not have any exclusivity under this Section 2.2 or this Agreement, and (b) the Minimum Gross Profit shall be reduced and certain payment obligations will be eliminated as set forth in Section 6.6.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
2.3	Trademark/Branding/Labeling. All Licensed Products supplied to Misonix under this Agreement will be labeled with Misonix branding. Misonix will develop its own branding and trade dress under which it will sell the Licensed Products. Misonix is granted no rights to the Vashe trademark, or any other PuriCore trademark, any Vashe or PuriCore branding or trade dress, including any color, packaging, art or style used by PuriCore. Notwithstanding anything to the contrary in the foregoing, Misonix shall have the right to identify PuriCore on the labeling of the Licensed Products if required to do so by Applicable Law.
3.	DISTRIBUTION APPOINTMENT, AUTHORITY AND OBLIGATIONS
3.1	Appointment. Subject to the terms of this Agreement, including without limitation the exclusivity provisions of Section 2.2 and the authority limitations of Section 3, PuriCore hereby appoints Misonix as a distributor of the Licensed Products in the Field in the Territory, and Misonix hereby agrees to act in that capacity during the term of this Agreement.
3.2	Authority; Distribution Channels. Misonix and its Affiliates may sell Licensed Products through all distribution channels, except it may not sell through “over the counter” channels, hospital pharmacies (except that it may sell to a hospital pharmacy if it is acting as the purchasing agent for other or all departments in its hospital), and home healthcare. Misonix shall not, directly or indirectly, hold itself out as an agent or representative of PuriCore or as otherwise having the authority to bind PuriCore. Without the prior written consent of PuriCore, Misonix shall not use PuriCore’s name for any reason.

3.3	Covenants.
(a)	Marketing and Promotion. Misonix shall actively market, promote, distribute and sell the Licensed Products within the Territory in the Field, and shall use commercially reasonable efforts to do so, which efforts shall be at least to the same extent that it markets and promotes its other products.

(b)	Reports.
(i)	Upon termination of this Agreement, Misonix shall provide a detailed written report to PuriCore, in a mutually agreeable format, describing the Licensed Product customers and customer locations and any other related information reasonably requested by PuriCore, broken down by type of Licensed Product.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
(ii)	In the event that Misonix is manufacturing the Licensed Products and paying PuriCore the Royalty in accordance with Section 4.10, on a quarterly basis, Misonix shall provide a detailed written report to PuriCore, in a mutually agreeable format, describing the Licensed Product sold, the information underlying the Net Sales calculation (including gross receipts and all deductions), the calculation of Royalties and any other related information (not including customer names or locations) reasonably requested by PuriCore, broken down by type of Licensed Product.
(iii)	PuriCore shall treat all information provided and subject to review under this Section 3.3 in accordance with the confidentiality provisions of Section 9.
(c)	Records. Misonix shall keep full, complete and proper records and accounts of sales of Licensed Products in sufficient detail to confirm information provided or that may need to be provided in reports to PuriCore in accordance with Section 3.3.

(d)	Audits.
(i)	Compliance with Agreement Terms. Upon the written request of PuriCore, and not more than once in each calendar year, Misonix shall permit an independent consultant selected by PuriCore, at PuriCore’s expense, to have access during normal business hours, and upon prior written notice, to such of the records of Misonix as may be reasonably necessary to verify Misonix’s compliance with this Agreement, including the Field, Territory and distribution channel authorization, for any calendar year ending not more than thirty-six (36) months prior to the date of such request. Such consultant shall enter into a reasonably acceptable confidentiality agreement with Misonix obligating such consultant to retain all such information in confidence pursuant to such confidentiality agreement, including PuriCore; provided that such consultant can provide a report to PuriCore with regard to its findings.
(ii)	Royalty Calculations. Upon the written request of PuriCore, and not more than once in each calendar year when the reports are provided pursuant to Section 3.3(b)(ii), Misonix shall permit an independent certified public accounting firm selected by PuriCore (the “Auditor”), at PuriCore’s expense, to have access during normal business hours, and upon prior written notice, to such of the records of Misonix as may be reasonably necessary to verify the accuracy of the reports hereunder and compliance with this Agreement for any calendar year ending not more than thirty-six (36) months prior to the date of such request. Upon the written request of Misonix, PuriCore shall cause the Auditor to enter into a reasonably acceptable confidentiality agreement with Misonix obligating such firm to retain all such information in confidence pursuant to such confidentiality agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
(e)	No Sales Outside the Field or Territory. Subject to Section 2.1, Misonix shall not directly or indirectly sell, have sold, or seek, market, promote or otherwise induce the sale of, Licensed Products outside of the Territory or outside the Field, or where one should reasonably be aware that the ultimate destination for a Licensed Product is outside the Territory or the ultimate use of the Licensed Product is outside the Field.
(f)	Other Solutions. Misonix shall not sell or distribute in the Territory in the Field any irrigating solution that has anti-microbial properties other than the Licensed Products. This Section 3.3 (e) shall cease to be in effect in the event Misonix no longer has exclusivity under Section 2.2.
(g)	No Alterations. Misonix shall not make any alterations or knowingly permit any alterations to be made to any Licensed Product without PuriCore’s express prior written consent, which consent may be granted or withheld in PuriCore’s sole discretion.
4.	SUPPLY AND PURCHASE
4.1	Supply of Licensed Products. Subject to the terms of this Agreement, Misonix shall purchase from PuriCore all of its requirements for Licensed Products, and PuriCore shall supply such requirements to Misonix.
4.2	Compliance with Applicable Law. PuriCore shall manufacture or cause to be manufactured and supply the Licensed Products being provided hereunder to Misonix in accordance with all Applicable Law, including, without limitation, those enforced by the FDA (including compliance with cGMP), in all material respects.
4.3	Development of Sterile Licensed Products. PuriCore shall use commercially reasonable efforts to develop a sterile Vashe solution product in an IV-hangable, pre-filled container that has 510(k) clearance within the first Contract Year. Should such a sterile Licensed Product not be available by the end of the first Contract Year, PuriCore will solicit the technical support of Misonix to cooperate with PuriCore in pursuing the development and validation of such a sterile Licensed Product.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
4.4	Samples. PuriCore will furnish Misonix with samples of Licensed Products at no charge (except that Misonix will pay all delivery costs and charges related to delivery of samples) up the following maximum amounts of samples per Contract Year:

Contract Year	Maximum Quantity of Samples
One	[* * *]% of Licensed Product units purchased
Two	[* * *]% of Licensed Product units purchased
Three	[* * *]% of Licensed Product units purchased
All Extension Periods	[* * *]% of Licensed Product units purchased
4.5	Forecasting. At least thirty (30) days prior to the start of each quarter of each Contract Year, Misonix will provide PuriCore with its good faith written rolling forecast of its supply requirements for Licensed Products for the next four (4) quarters, the first quarter of which shall be binding and the succeeding three (3) quarters of which shall be non-binding (the “Supply Forecast”).
4.6	Purchase Orders. Misonix shall obtain Licensed Products pursuant to individual purchase orders that are issued by Misonix or its Affiliates to PuriCore (each, a “Purchase Order”). PuriCore shall accept any Purchase Order that is consistent with the Supply Forecast. Such Purchase Order shall specify quantities ordered of each Licensed Product by category, delivery dates, and delivery and shipping instructions.
4.7	Conflict. In the event of any conflict or inconsistency between the terms and conditions of any Purchase Order, an Order Acknowledgement and this Agreement, the terms and conditions of this Agreement shall govern.
4.8	Invoice and Payment Terms. Invoices will be issued on the shipment date for all Licensed Product. Unless Misonix has notified PuriCore, in accordance with Section 5.2, of non-conformity of Licensed Products delivered to Misonix, all payments for Licensed Product shall be made within forty-five (45) days of invoice either (a) by payment by Misonix to PuriCore of the invoice amount by wire transfer or (b) by a written account notice from Misonix applying a credit note balance on a credit note previously issued by PuriCore to Misonix pursuant to Clause 3.1 of the terms of the Notes as varied (as described in Section 6.3 of this Agreement) against the invoice amount. PuriCore agrees to promptly issue credit notes to Misonix after request therefor by the Issuer (as defined in Clause 3.1 of the Notes as amended by Deed). Such credit notes will be applied only at Misonix’s written direction and can be applied in whole or in part and during one or more quarters. Payments on outstanding balances not received within such time period shall bear interest at the lesser of (x) the maximum rate permitted by law, and (y) the Prime Rate as published in the Wall Street Journal. Any claims arising from alleged failures in shipment or delivery shall be waived and released by Misonix unless made in writing to PuriCore within forty-five (45) days from the date of shipment of such Licensed Product. PuriCore may refuse all further Purchase Orders and refuse to supply any Licensed Product until Misonix’s account is in compliance with the payment terms of this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
4.9	Failure to Supply.
(a)	In the event that (a) PuriCore fails to provide the Licensed Products as required by this Agreement for a period of ninety (90) consecutive days; or (b) PuriCore provides less than seventy percent (70%) of Licensed Products required under this Agreement in any twelve (12)-month period, then Misonix will be granted a license to manufacture the Licensed Products during the term of this Agreement (including any Extension Periods) using a manufacturing vendor of its choice. If Misonix gains the right to have the Licensed Products manufactured under this Section 4.9 and the aggregate Minimum Gross Profit has not yet been earned by PuriCore, then the Take or Pay Payments will be made regardless of who is manufacturing and supplying the Licensed Product, but such Take or Pay Payments will be suspended until Misonix (or its designee) has been manufacturing the Licensed Products for ninety (90) days. All such suspended Take or Pay Payments will be paid by Misonix before the end of the Initial Term plus a period of time equal to the time that such Take or Pay Payments have been suspended.
(b)	In the event that PuriCore provides less than ninety percent (90%) but more than seventy percent (70%) of Licensed Products required under this Agreement in any twelve (12)-month period, the Take or Pay Payments will be adjusted to reflect the difference between the ninety percent (90%) requirement and the percentage of Licensed Products actually delivered. The amount of the foregoing adjustment shall be added to amounts due, if any, under the Take or Pay Payments at the end of the Initial Term. By way of example, assume that (i) PuriCore supplies eighty percent (80%) of the Licensed Products required under this Agreement during the applicable period and (ii) the applicable Take or Pay Payment is $10,000. Because the shortfall is ten percent (10%), $1,000 of the Take or Pay Payment due shall be suspended and shall instead be added on to any Take or Pay Payment due at the end of the Initial Term (assuming the Minimum Gross Profit amount had not yet been otherwise achieved).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
(c)	In the event Misonix’s right to manufacture Licensed Products has been triggered under this Section 4.9, and, despite its commercially reasonable efforts, Misonix is unable to manufacture Licensed Products or to have Licensed Products manufactured by manufacturing vendors (the date of written notice to PuriCore of such failure, which shall include reasonable detail of the efforts taken, shall be a “Trigger Date”), then the Minimum Gross Profit shall be reduced and certain payment obligations will be eliminated as set forth in Section 6.6.
4.10	Royalty. In the event that Misonix is manufacturing Licensed Products pursuant to Section 4.9(a), and after Misonix has satisfied the required Take or Pay Payments under this Agreement (as required by Section 4.9(a)), Misonix shall pay PuriCore a royalty (the “Royalty”) of [* * *] percent ([* * *]%) of Net Sales of Licensed Products.
4.11	Audit. Upon the written request of Misonix, and not more than once in each calendar year and upon at least thirty (30) days notice, PuriCore shall permit an independent consultant selected by Misonix and approved by PuriCore, at Misonix’s expense, to have access during normal business hours to PuriCore’s manufacturing facilities (including any contract manufacturer of PuriCore), as may be reasonably necessary to verify PuriCore’s compliance with cGMP. Such consultant shall enter into a reasonably acceptable confidentiality agreement with PuriCore, obligating such consultant to retain all such information in confidence pursuant to such confidentiality agreement, including Misonix, provided that such consultant can provide a report to Misonix with regard to its findings.
5.	DELIVERY
5.1	Delivery. Licensed Product shall be delivered to Misonix, or to a location designated by Misonix in the Purchase Order, FOB (Incoterms, 2000) PuriCore’s facility loading dock, by a common carrier designated by Misonix in the Purchase Order.
5.2	Inspection. No later than twenty (20) days after Misonix’s receipt of delivered Licensed Product, Misonix will inspect the Licensed Product and will notify PuriCore of any claim that any such Licensed Product does not conform with the Specifications. Such notice shall be in writing and shall indicate the non-conforming characteristics of the Licensed Product. If Misonix does not notify PuriCore of non-conformity within such twenty (20)-day period, such Licensed Product shall be deemed accepted and PuriCore shall be released from any claim of non-conformity. If Misonix does notify PuriCore of non-conformity within such twenty (20)-day period, the appropriate personnel at the Parties shall in good faith investigate and attempt to resolve such non-conformity for a period of thirty (30) days. In the event that Misonix claims that the Licensed Product does not conform to the Specifications and PuriCore does not agree after such thirty (30)-day period, the Parties will mutually agree (such agreement not to be unreasonably withheld or delayed) upon a qualified Third Party to review records, test data and other relevant information and ascertain conformity or non-conformity. Such Third Party shall execute an appropriate confidentiality agreement reasonably approved in form and substance by both Parties. The Third Party’s findings will be binding on both Parties, and the costs of such third-Party testing and review will be borne by the Party found to be wrong.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
5.3	Returns and Sole Remedy. Misonix may only return Licensed Product that the Parties have agreed do not conform to Specifications or that are found to be non-conforming pursuant to the process described in Section 5.2. As the sole remedy to Misonix for such non-conformity, PuriCore, at is option, shall either replace the non-conforming product or refund the payment for such non-conforming product.
6.	CONSIDERATION
6.1	Payment by Misonix. On the Effective Date, Misonix will pay to PuriCore $650,000 in immediately available funds by wire transfer pursuant to the instructions set forth on Schedule 6.1.
6.2	Forgiveness of Commissions Under SPA. As of the Effective Date, Misonix hereby forgives in full PuriCore International Limited’s and PuriCore plc’s obligation under the SPA to pay $1,000,000 of Commissions (as defined in the SPA prior to amendment).
6.3	Modification to the Notes. The Parties acknowledge that, as additional consideration hereunder, the Notes will be amended by Deed to modify the payment terms. Specifically,
(a)	Clause 3.1 shall be amended by adding at the end “such repayment to be either by payment by the Issuer to the Noteholders as provided for in paragraph 3.1 of the Schedule 3 Conditions or by the Issuer procuring that PuriCore, Inc. forthwith issues a credit note to Misonix, Inc. to the value of such repayment to fund purchases by Misonix, Inc. from PuriCore, Inc. under the Product License and Distribution Agreement, dated July 18, 2011, by and between PuriCore, Inc. and Misonix, Inc. (the “PLDA”);
(b)	Paragraph 1.1 of Schedule 3 Conditions shall be amended by adding after the words Loan Note Instrument the words “under the payment or credit note mechanism provided for in Clause 3.1 of this Instrument”.
6.4	Purchase Price for Licensed Product; Minimum Gross Profit; Volume Targets.
(a)	Purchase Price. The purchase price for all Licensed Product purchased by Misonix under this Agreement shall be at a discount to PuriCore’s list price for each such Licensed Product. The discount rate shall be [* * *] percent ([* * *]%) of list price in Contract Year one; [* * *] percent ([* * *]%) of list price in Contract Year two; and [* * *] percent ([* * *]%) of list price in Contract Year three and all Extension Periods. Exhibit C sets forth PuriCore’s list price and cost of goods sold for each Licensed Product. Exhibit C will be updated in writing by the Parties for all Licensed Products as different Licensed Products become available for purchase by Misonix, and each such update shall become a part of this Agreement as if it were contained in this Agreement on the Effective Date.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
(b)	Minimum Gross Profit. During the Initial Term only, and on a quarterly basis, Misonix will endeavor to purchase enough Licensed Product so that payment of the purchase price for such Licensed Products will provide to PuriCore enough Gross Profit in the applicable quarter to equal the applicable Quarterly Minimum Gross Profit and the aggregate Minimum Gross Profit during the Initial Term, as may be extended in accordance with Section 4.9(a). Except as otherwise provided in Section 6.6, to the extent that purchases of Licensed Products will not achieve the volume levels needed to provide the applicable Quarterly Minimum Gross Profit or the aggregate Minimum Gross Profit, then Misonix will make the Take or Pay Payments.
(c)	Minimum Volume Targets. Within the ninety (90) days before the end of the Initial Term and before the end of each Extension Period thereafter, the Parties shall mutually agree in writing to sales volume targets for the upcoming Extension Period, provided that such volume targets shall not increase by more than ten percent (10%) year over year unless mutually agreed in writing by the Parties. Misonix will not be obligated to purchase certain minimums, to provide additional minimum Gross Profit or to make Take or Pay Payments (unless mutually agreed in writing otherwise); however, if Misonix fails to purchase the agreed upon volume targets in the applicable agreed-upon time periods during any Extension Period, then PuriCore may, at is option, terminate this Agreement, which Misonix could, at its option, avoid by making a payment to PuriCore to provide the Gross Profit that would have been provided to PuriCore if Misonix had purchased amounts of Licensed Products to reach the applicable volume target.
6.5	Take or Pay. During the Initial Term of this Agreement, and on a quarterly basis, Misonix is obligated to pay to PuriCore a purchase price for quantities of Licensed Products that will provide the Quarterly Minimum Gross Profit whether or not it actually purchases enough Licensed Products from PuriCore to provide each applicable Quarterly Minimum Gross Profit. Therefore, it is the intention of the Parties that, to the extent that Misonix does not purchase sufficient quantities of Licensed Product under this Agreement to provide the applicable Quarterly Minimum Gross Profit, Misonix, unless as otherwise provided in Section 4.9 or Section 6.6, is subject to a take-or-pay arrangement for the Initial Term. Any payments necessary under the take-or-pay arrangement to reach the applicable Quarterly Minimum Gross Profit shall be referred to as

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
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“Take or Pay Payments”. Misonix agrees that it will make Take or Pay Payments no matter what (unless such payments are relieved under Section 6.6 or suspended or relieved under Section 4.9). If this Agreement terminates for any reason before any Quarterly Minimum Gross Profit or the aggregate Minimum Gross Profit is earned by PuriCore from payments by Misonix for Licensed Product, then Misonix shall continue to be obligated to make the Take or Pay Payments if, as and when due pursuant to the terms of this Agreement unless relieved under Section 6.6. Misonix hereby waives its right of offset, recoupment, protest, suspension and presentment with regard to any claim, counterclaim or defense that arises under any agreement among PuriCore, or any Affiliate of PuriCore, and Misonix, or any Affiliate of Misonix, in existence now or in the future against any Take or Pay Payments, the Quarterly Gross Profit amounts and the aggregate Minimum Gross Profit. Misonix hereby waives its right to assert against PuriCore or its Affiliates any damage claim for or to offset against Take or Pay Payments, the Quarterly Gross Profit amounts and the aggregate Minimum Gross Profit. Nothing in the foregoing Section 6.5 is intended to negate credit notes to be issued by PuriCore to Misonix pursuant to Clause 3.1 of the Notes (as described in Section 6.3 of this Agreement) or Misonix’s right to apply such credit notes against any payments owed to PuriCore as provided in Section 4.8.
6.6	Reduction in Minimum Gross Profit; Elimination of Take or Pay Payments. Upon any Trigger Date (as defined in Sections 2.2, 4.9(c) or 7.5), (a) the aggregate Minimum Gross Profit amount shall be reduced to the sum of all Quarterly Minimum Gross Profit amounts due in each full contract quarter prior to the Trigger Date plus that amount of Gross Profit that would have been generated by all sales of Licensed Product delivered in the then current contract quarter, and subject to delivery under open purchase orders, as of the Trigger Date, (b) all remaining Quarterly Gross Profit amounts will be eliminated, and (c) once the reduced amount described in Section 6.6(a) is paid, Misonix will no longer be subject to any Take or Pay Payment obligations or Quarterly Minimum Gross Profit or aggregate Minimum Gross Profit requirements.
6.7	Currency. Any and all payments shall be made in United States Dollars and shall be remitted to PuriCore in immediately available funds by wire transfer pursuant to the instructions set forth on Schedule 6.1.
6.8	Settlement and Dismissal of Action. The parties acknowledge that the representations, warranties, covenants, obligations, benefits, and consideration provided for in this Agreement are also given in consideration of the settlement of the dispute between Misonix and certain Affiliates of PuriCore relating to the SPA and as soon as reasonably practicable on or after the Effective Date the claims and counterclaims in the action shall by consent be dismissed with no order as to costs.

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6.9	Royalties. If Royalties are due under Section 4.10, Royalties shall be paid to PuriCore on a quarterly basis, within forty-five (45) days after the end of each calendar quarter, based upon the Net Sales during such calendar quarter. Royalties shall be calculated in accordance with United States generally accepted accounting principles, consistently applied.
7.	REGULATORY MATTERS
7.1	Compliance with Law. In carrying out this Agreement, each Party shall comply with all applicable local, state, federal and foreign laws and regulations.
7.2	Regulatory Approval. PuriCore shall be solely responsible for obtaining, and shall hold in its or its designee’s name, Regulatory Approvals for the manufacture, production, distribution, use and sale of Licensed Products in the Field in the Territory. PuriCore shall have sole responsibility for any warning labels, packaging, instructions as to use, quality control and compliance with applicable law as to any Licensed Product distributed, used or sold by Misonix.
7.3	Adverse Event Reporting. Misonix will monitor and report to PuriCore any adverse events related to the use of Licensed Product as is required by Applicable Law.

7.4	Recalls.
(a)	The ultimate determination as to whether a recall, withdrawal or corrective action (collectively, the “Recall”) of any Licensed Product is required shall be made in PuriCore’s sole discretion; provided, however, if Misonix believes a Recall is required or appropriate, Misonix will promptly notify PuriCore and if PuriCore subsequently determines such Recall is appropriate or required, the Parties will jointly develop a plan for implementing such Recall.
(b)	If there shall be a Recall, the expense of such Recall shall be borne as follows:
(i)	If (i) it is established that the Licensed Product was nonconforming pursuant to Section 5.2 upon delivery by PuriCore to Misonix, or (ii) such Recall arises from any breach by PuriCore of the provisions of this Agreement or Applicable Law, then PuriCore shall hold Misonix harmless and shall bear all expenses related to the Recall, including the replacement of the recalled or withdrawn Licensed Product, which shall be replaced as soon as reasonably practicable.

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(ii)	If such Recall arises as a result of actions or omissions on the part of Misonix, or from any breach by Misonix of the provisions of this Agreement, then Misonix shall hold PuriCore harmless and shall bear all costs and expenses in connection with such Recall.
(c)	The Parties shall reasonably cooperate in good faith to effect a Recall. Misonix shall have sufficient quality control policies and procedures in place that it can track its shipments of Licensed Product so that Licensed Product sold by Misonix can be Recalled or customers notified of the Recall.
(d)	In the event that a Recall is triggered because of nonconforming Licensed Product (as determined under Section 5.2), the provisions of Section 4.9, if triggered, will control.
7.5	FDA Prohibition of Licensed Product. In the event that the FDA prohibits the sale of Licensed Product for use in the Field, and such FDA prohibition is final, permanent and no longer subject to appeal (the date of such shall be a “Trigger Date”), then (a) this Agreement shall terminate and (b) the Minimum Gross Profit shall be reduced and certain payment obligations will be eliminated as set forth in Section 6.6. During any such appeal period, Misonix’s obligations to make any Take or Pay Payments or meet Quarterly Minimum Gross Profit or aggregate Minimum Gross Profit requirements shall be suspended if Misonix is prohibited from selling the Licensed Products. If Misonix is (if ever) again permitted to sell Licensed Products, its obligations to make Take or Pay Payments and meet Quarterly Minimum Gross Profit and aggregate Minimum Gross Profit requirements will resume and all such suspended Take or Pay Payments will be paid by Misonix before the end of the Initial Term plus a period of time equal to the time that such Take or Pay Payment have been suspended.
8.	PATENT, TRADEMARK AND OTHER INTELLECTUAL PROPERTY
8.1	Intellectual Property Prosecution and Maintenance. PuriCore shall have the sole right to act in its sole discretion with respect to filing, prosecution and maintenance of all of its intellectual property, including the Licensed Technology, including but not limited to any and all patent applications, patents, trademarks, know-how, and other proprietary rights related to the Vashe products.

8.2	[reserved]

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8.3	No Warranty On Intellectual Property. Except as may be expressly set forth in Section 11.2, nothing herein contained shall be deemed to be a representation or warranty regarding the Licensed Technology or the PuriCore Patents, including the validity, enforceability and non-infringement of the Licensed Technology and PuriCore Patents. AS TO ANY ELEMENT OF THE LICENSED TECHNOLOGY, PURICORE PATENTS OR ANY LICENSED PRODUCT, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 11.2, PURICORE MAKES NO EXPRESS OR IMPLIED WARRANTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE LICENSED TECHNOLOGY, PURICORE PATENTS OR ANY LICENSED PRODUCTS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.
8.4	Ownership. Subject to the express rights granted to Misonix under this Agreement, it is understood and agreed that all right and interest in and to the PuriCore Patents and Licensed Technology vest solely in PuriCore.

8.5	Infringement.
(a)	Notification. In the event that Misonix receives information that a Third Party may be infringing one or more of the PuriCore Patents or any other Licensed Technology, it shall promptly notify PuriCore of such infringement.
(b)	Right to Sue. PuriCore shall have the sole right, but not the obligation to bring, at its own expense, an infringement action against a Third Party infringing one or more of the PuriCore Patents or any of the Licensed Technology and PuriCore shall have full control over the conduct of such litigation and Misonix shall be kept reasonably informed of any such proceedings taken by PuriCore. If PuriCore requests, Misonix shall join with PuriCore as a party to a lawsuit or other proceeding at PuriCore’s expense if necessary or desirable to prosecute such lawsuit or proceeding effectively; however, PuriCore shall retain full control of the prosecution of such lawsuit or proceeding, as the case may be. Any amounts recovered pursuant to any such lawsuit or other proceeding shall be the sole property of PuriCore. Misonix shall cooperate with PuriCore in its efforts to protect the Licensed Technology.
9.	CONFIDENTIALITY
9.1 Obligations of Confidentiality.
(a)	Misonix shall maintain any and all of the Licensed Technology and other PuriCore proprietary information, any promotion, product, strategy or business results that may be disclosed to Misonix, including the terms, rights and obligations of this Agreement (“PuriCore Confidential Information”) in confidence and shall not (i) release or disclose any tangible or intangible component thereof to any Third Party without first receiving the prior written consent of PuriCore to said release or disclosure or (ii) use the PuriCore Confidential Information for any purpose other than the performance of this Agreement. This obligation of confidentiality shall survive termination or expiry of this

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Agreement for a one (1) year period but shall cease to apply to any component of the PuriCore Confidential Information which Misonix can prove: (i) is part of the public domain prior to the Effective Date; (ii) becomes a part of the public domain not due to some unauthorized act by or omission of Misonix or its Affiliates after the Effective Date; (iii) is disclosed to Misonix or its Affiliate without an obligation of confidentiality by a Third Party who has the right to make such disclosure; (iv) is required by law to be disclosed provided that Misonix has given prior written notice to PuriCore and has reasonably cooperated with PuriCore to resist or limit such disclosure, or (v) can be shown by documentary evidence to have been independently discovered or developed by the other Party without reference to or use of the furnishing Party’s Confidential Information.
(b)	PuriCore shall maintain any and all of the Misonix proprietary information disclosed to PuriCore, including the terms, rights and obligations of this Agreement, the reports and other information supplied by Misonix pursuant to the terms of this Agreement, and any promotion, product, strategy or business results that may be disclosed by Misonix to PuriCore (“Misonix Confidential Information”) in confidence and shall not (i) release or disclose any tangible or intangible component thereof to any third party without first receiving the prior written consent of Misonix to said release or disclosure or (ii) use the Misonix Confidential Information for any purpose other than the performance of this Agreement. This obligation of confidentiality shall survive termination or expiry of this Agreement for a one (1) year period but shall cease to apply to any component of the Misonix Confidential Information which PuriCore can prove: (i) is part of the public domain prior to the Effective Date; (ii) becomes a part of the public domain not due to some unauthorized act by or omission of PuriCore or its Affiliates after the Effective Date; (iii) is disclosed to PuriCore without an obligation of confidentiality by a Third Party who has the right to make such disclosure; (iv) is required by law to be disclosed provided that PuriCore has given prior written notice to Misonix and has reasonably cooperated with Misonix to resist or limit such disclosure or (v) can be shown by documentary evidence to have been independently discovered or developed by the other Party without reference to or use of the furnishing Party’s Confidential Information.

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10.	LIABILITY AND INDEMNIFICATION
10.1	Misonix Indemnification. Misonix shall, at all times during the term of this Agreement and thereafter, defend, indemnify and hold harmless PuriCore and its Affiliates and the respective directors, officers and employees of PuriCore and its Affiliates (each a “PuriCore Indemnittee”) from and against any and all liability, loss, damages, claims, causes of actions, judgments, costs and expenses (including reasonable fees and costs of attorneys and investigations) (“Losses”) they may suffer arising out of the breach of this Agreement or any Applicable Law by Misonix, distribution, use, sale or other disposition by Misonix or its Affiliates or Sales Representatives of any Licensed Product or any of Misonix’s ultrasound products or equipment, any negligence or willful misconduct of Misonix, or its Affiliates or Sales Representatives, or out of any representation or warranty made by Misonix pursuant to this Agreement failing to be materially true, provided that Misonix shall not be obligated to defend, indemnify, or hold harmless any PuriCore Indemnitee to the extent such Losses were caused by such PuriCore Indemnitee’s negligence in connection with the design, development, manufacture, packaging, testing, warehousing, handling or use of the Licensed Products, willful misconduct, material breach of this Agreement or any Applicable Law by PuriCore or any representation or warranty made by PuriCore pursuant to this Agreement failing to be materially true.
10.2	PuriCore Indemnification. PuriCore shall, at all times during the term of this Agreement and thereafter, defend, indemnify and hold harmless Misonix and its Affiliates and the respective directors, officers and employees of Misonix and its Affiliates (each a “Misonix Indemnittee”) from and against any and all Losses they may suffer arising out of any negligence in connection with the design, development, manufacture, packaging, testing, warehousing, handling or use of the Licensed Products, or willful misconduct of PuriCore or its Affiliates or out of breach of this Agreement or any Applicable Law by PuriCore, any representation or warranty made by PuriCore pursuant to this Agreement failing to be materially true, provided that PuriCore shall not be obligated to defend, indemnify, or hold harmless any Misonix Indemnitee to the extent such Losses were caused by Misonix’s ultrasound products or equipment, such Misonix Indemnitee’s negligence, willful misconduct or material breach of this Agreement or any Applicable Law by Misonix or any representation or warranty made by Misonix pursuant to this Agreement failing to be materially true.
10.3	Notification of Claims. Each Party agrees to notify the other Party as soon as the Party becomes aware of a claim or action, or a threat of claim or action, by a Third Party for which indemnification may be sought pursuant hereto. In the event that a Party seeks indemnification under this Section 10, it shall permit the indemnifying Party to assume direction and exclusive control of the defense of the claim, unless otherwise governed by another Section of this Agreement, and shall cooperate as requested at the expense of the indemnifying Party with respect to documented and reasonable out-of-pocket expenses of the other Party in the defense of the claim. A Party shall not settle any claim or action as to which it seeks indemnification under this Section 10 without the prior written consent of the indemnifying Party, such consent not to be unreasonably withheld or delayed.

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10.4	Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOST PROFITS AND LOSS OF GOODWILL, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT (OR ANY DUTY OF COMMON LAW, AND WHETHER OR NOT OCCASIONED BY THE NEGLIGENCE OF A PARTY OR ITS AFFILIATES), REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED THAT NOTHING IN THIS SECTION 10.4 IS INTENDED TO, OR DOES, LIMIT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER THIS SECTION 10; PROVIDED FURTHER THAT, FOR THE AVOIDANCE OF DOUBT, NOTHING IN THIS SECTION 10 IS INTENDED TO, OR DOES, LIMIT MISONIX’S OBLIGATION UNDER THIS AGREEMENT TO MAKE TAKE OR PAY PAYMENTS, IF, AS AND WHEN DUE, AND PAY TO PURICORE THE QUARTERLY MINIMUM GROSS PROFIT OR THE AGGREGATE MINIMUM GROSS PROFIT AS PROVIDED IN SECTION 6.5 UNLESS MODIFIED UNDER SECTION 6.6. NOTHING CONTAINED IN THIS SECTION 10.4, SHALL, OR IS INTENDED TO, LIMIT EITHER PARTY’S RIGHT TO CLAIM DIRECT DAMAGES FROM THE OTHER PARTY.

10.5	Insurance Obligations.
(a)	Misonix is required to carry the following insurance coverage:
(i)	Workers Compensation and Employers Liability coverage in the states in which the work is to be performed and elsewhere as may be required by applicable law;
(ii)	Commercial General Liability coverage including Premises-Operations, Products-Completed Operations, and Contractual Liability with minimum limits of $1,000,000 per Occurrence / $2,000,000 General Aggregate / $2,000,000 Products — Completed Operations Aggregate;
(iii)	Auto Liability with minimum limits of $1,000,000; and

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(iv)	Umbrella Liability with minimum limits of $5,000,000 excess of underlying General Liability, Auto Liability, and Employers Liability
Misonix shall provide PuriCore with Certificates of Insurance evidencing the coverages noted above with insurance carriers having an A.M. Best Rating of at least A- Class VIII. Insurance policies should provide a minimum of 30 days notice of cancellation. The carrying of insurance described shall in no way be interpreted as relieving Misonix of any responsibility or liability under this Agreement.
(b)	PuriCore is required to carry the following insurance coverage:
(i)	Workers Compensation and Employers Liability coverage in the states in which the work is to be performed and elsewhere as may be required by applicable law;
(ii)	Commercial General Liability coverage including Premises-Operations, Products-Completed Operations, and Contractual Liability with minimum limits of $1,000,000 per Occurrence / $2,000,000 General Aggregate / $2,000,000 Products — Completed Operations Aggregate;
(iii)	Auto Liability with minimum limits of $1,000,000; and
(iv)	Umbrella Liability with minimum limits of $5,000,000 excess of underlying General Liability, Auto Liability, and Employers Liability.
PuriCore shall provide Misonix with Certificates of Insurance evidencing the coverages noted above with insurance carriers having an A.M. Best Rating of at least A- Class VIII. Insurance policies should provide a minimum of 30 days notice of cancellation. The carrying of insurance described shall in no way be interpreted as relieving PuriCore of any responsibility or liability under this Agreement.
11.	REPRESENTATIONS AND WARRANTIES
11.1	Misonix. Misonix hereby represents, warrants to and covenants with PuriCore as follows:
(a)	Misonix is a company duly organized, validly existing and in good standing under the laws of the State of New York. Misonix has all requisite power and authority to carry on its business, to own and operate its properties and assets and to execute, deliver and perform its obligations under this Agreement.

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(b)	There is no pending or threatened litigation involving Misonix which would have any effect on this Agreement or on the ability of Misonix to perform its obligations hereunder.
(c)	No further corporate action is required on Misonix’s part to authorize the execution and delivery of this Agreement.
(d)	This Agreement is a valid and binding obligation of Misonix enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.
(e)	There is no consent required, or indenture, contract, or agreement to which Misonix is a party or by which Misonix is bound, which prohibits or would prohibit the execution and delivery by Misonix of this Agreement or prohibit or limit the performance or observance by Misonix of any term or condition of this Agreement.
11.2	PuriCore. PuriCore hereby represents, warrants to and covenants with Misonix that:
(a)	PuriCore is duly organized, validly existing and in good standing under the laws of the State of Delaware. PuriCore has all requisite power and authority to carry on its business, to own and operate its properties and assets and to execute, deliver and perform its obligations under this Agreement.
(b)	No further corporate action is required on PuriCore’s part to authorize the execution and delivery of this Agreement.
(c)	This Agreement is a valid and binding obligation of PuriCore enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.
(d)	There is no consent required, or indenture, contract, or agreement to which PuriCore is a party or by which PuriCore is bound, which prohibits or would prohibit the execution and delivery by PuriCore of this Agreement or prohibit or limit the performance or observance by PuriCore of any term or condition of this Agreement.
(e)	PuriCore has the right to grant the license granted to Misonix in Section 2.1.

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(f)	As of the Effective Date, (i) to PuriCore’s knowledge, the Licensed Products to be used in the Field and in the Territory do not infringe the rights of any Third Party and (ii) the Licensed Products to be used in the Field and in the Territory are not the subject of any written notice or claim received by PuriCore regarding any infringement of any Third Party rights.
(g)	As of the Effective Date, Exhibit B sets forth a true, correct and complete list of all relevant patents and patent applications owned or licensed by PuriCore related to the use and sale of the Licensed Products.
(h)	PuriCore has received 510(k) clearance for the Licensed Products, which 510(k) clearance is in full force and effect. As of the Effective Date, the Licensed Products to be used in the Field and in the Territory are not the subject of any written notice received by PuriCore of any default or violation of any term, condition or provision of such 510(k) clearance.
(i)	The Licensed Products will be manufactured in accordance with Applicable Laws and, upon delivery, shall conform to the Specifications and Product Labeling.
12.	FORCE MAJEURE
12.1	Any delay in the performance of any of the duties or obligations (except for the payment of money) of either Party hereto shall not be considered a breach of this Agreement, and the time required for performance shall be extended for a period equal to the period of such delay, provided that such delay has been caused by or is the result of any acts of God, acts of the public enemy, insurrections, riots, embargoes, labor disputes, including strikes, lockouts, job actions, or boycotts, fires, explosions, floods, shortages of material or energy, or acts of judicial, military, or governmental authorities, or any other unforeseeable causes, provided any such delay or cause is beyond the reasonable control and without fault or negligence of the Party so affected. The Party so affected shall give prompt written notice to the other Party of such cause, and shall take reasonable steps to relieve the effect of such cause as rapidly as practicable.
13.	PUBLIC ANNOUNCEMENTS
13.1	Any news release or other public announcement relating to this Agreement, including any of its terms, or to the performance hereunder, must be approved in advance in writing by both Parties, which approval shall not be unreasonably withheld or delayed. Any disclosure which is required by law may be made without the prior consent of the other party, provided that the other party shall be given prompt written notice of any such legally required disclosure and an opportunity to comment on the proposed disclosure reasonably in advance to the extent feasible, and the disclosing party shall make reasonable efforts to limit the nature and scope of any disclosure to the extent reasonably possible.

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14.	TERM AND TERMINATION
14.1	Initial Term; Extensions. The “Initial Term” of this Agreement shall begin on the Effective Date, shall endure until completion of three Contract Years, and shall end at midnight on the final day of the third Contract Year (the “Expiration Date”), unless earlier terminated under the express provisions of this Section 14. If Misonix is in material compliance with the terms and conditions of this Agreement at the Expiration Date or the end of any Extension Period, then the Agreement shall automatically renew for successive two-year periods (each an “Extension Period”); provided that the Parties have mutually agreed in writing to sales volume targets for each Extension Period as provided under Section 6.4(c), and each year within such Extension Period, within the ninety (90) days prior to the end of the Initial Term or then current Extension Period (as set forth in Section 6.4(c)) and provided that the cost terms shall be no less favorable than the twelve (12) months leading up to the start of the then current Extension Period. If, after using good faith efforts, the Parties do not reach any such mutual agreement as to sales volume targets, or the Parties mutually agree to terminate this Agreement, this Agreement shall terminate. This Agreement shall terminate under the circumstances and provisions of Section 7.5. Any Extension Period can be terminated early under the express provisions of this Section 14. In no event shall this Agreement survive beyond the expiration or invalidation of all of the PuriCore Patents.
14.2	Termination for Cause. At any time prior to termination pursuant to Sections 14.1 or 14.3, a non-breaching Party may terminate this Agreement for “Cause”. Cause for termination of this Agreement shall be deemed to exist when a Party has materially breached any term of this Agreement and (a) for a breach related to the payment of money, the breaching Party has failed to cure such breach within five (5) Business Days after receipt of written notice from the non-breaching Party describing such breach, (b) for all other breaches, the breaching Party has failed to cure such breach within ninety (90) days after receipt of written notice from the non-breaching Party describing such breach, or (c) the Parties have not entered into a written agreement for the cure of said breach or other resolution thereof, conditionally waiving or temporarily staying termination for cause. Such termination rights shall be in addition to and not in substitution for any other remedies that may be available to the non-breaching Party at law or at equity. Termination pursuant to this Section 14.2 shall not relieve the Party in default from liability and damages to the other Party for breach. In the event this Agreement is terminated by PuriCore due to Misonix’s Cause, Misonix’s payment obligations under this Agreement shall be an amount equal to (i) amounts outstanding for Licensed Products previously delivered to Misonix, plus (ii) such amount, if any, needed to reach the two million dollars ($2,000,000) cumulative Gross Profit provided for by this Agreement, unless said two million

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dollars ($2,000,000) requirement has been reduced in accordance with the terms of this Agreement, plus (iii) any Royalties that may be due, minus (iv) any unapplied credits issued by PuriCore pursuant to Clause 3.1 of the Notes (as described in Section 6.3 of this Agreement) that may remain outstanding, and minus (v) any amounts due and owing under the Notes for which no credit was issued; provided that nothing in this sentence shall be a waiver or serve to limit any damages or any other obligation that Misonix might owe to PuriCore under this Agreement or as a consequence of such breach. Termination shall not impair the obligations of the maker under the Notes. Notwithstanding the foregoing, any breach by PuriCore of the exclusivity covenant in Section 2.2, due to non-conformity to Specifications as provided in Section 5, or any failure to supply Licensed Product shall not be considered “Cause” under this provision, shall not give rise to a termination right, and shall give rise to Misonix of the sole remedies and consequences expressly provided in Sections 2.2, 4.9 and 5.3, as applicable.
14.3	Additional Termination Rights.
(a)	PuriCore may terminate this Agreement pursuant to Section 6.4(c), which Misonix could avoid pursuant to Section 6.4(c).
(b)	After the Initial Term, PuriCore may terminate this Agreement for any or no reason upon twelve (12) months written notice with no financial obligations imposed upon Misonix related to the purchased Licensed Product hereunder other than to pay (i) amounts outstanding for Licensed Products previously delivered to Misonix and (ii) any Royalties that may be due.
(c)	PuriCore may terminate this Agreement effective immediately upon written notice by PuriCore to Misonix in the event that there is a “change in control” of Misonix in which a competitor of PuriCore (a “Competitor”) has gained direct or indirect control of Misonix. For purposes of this Section 14.3, a “change in control” shall mean any of the following: (i) the sale or disposition of all or substantially all of the assets of Misonix to a Competitor, (ii) the acquisition by a Competitor or any group of persons or entities who are Competitors acting in concert, other than an employee benefit plan (or related trust) sponsored or maintained by Misonix or any of its Affiliates, of more than 50% of Misonix’s outstanding shares of voting capital stock (e.g., capital stock entitled to vote generally for the election of directors), (iii) the appointment or election to the board of directors of Misonix of members constituting a majority of such board who were not appointed, approved or recommended for election by the board of directors as constituted immediately prior to the appointment or election of such majority and who were nominated, appointed, approved or recommended by or on behalf of a Competitor, or (iv) the merger or consolidation of Misonix or an Affiliate of

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EXCHANGE COMMISSION.
Misonix with or into another corporation or entity that is, is an Affiliate of or is controlled by a Competitor, other than, in the case of (ii) or (iv), an acquisition or a merger or consolidation of Misonix or an Affiliate of Misonix in which holders of shares of Misonix’s voting capital stock immediately prior to the acquisition, merger or consolidation have at least 50% of the ownership of voting capital stock of the acquiring Competitor or the surviving entity in such merger or consolidation, as the case may be, immediately after the merger or consolidation. Notwithstanding the foregoing, a “change of control” will not be deemed to occur on account of the acquisition of securities of Misonix by an institutional investor that acquires Misonix’s securities in a transaction or series of related transactions as a passive investment which does not affect the management of Misonix, or a sale of assets, merger or other transaction effected exclusively for the purpose of changing the corporate domicile of Misonix. For purposes of this Section 14.3(c), the term “Competitor” shall also include any Affiliate of such Competitor.
(d)	Misonix may terminate this Agreement upon ninety (90) days written notice if it no longer has exclusivity under Section 2.2.
14.4	Effect of Expiration or Termination on Agreement.
(a)	No Relief from Accrued Obligations. Termination of this Agreement shall not relieve the parties of any obligation occurring or incurred prior to such termination, nor shall it relieve Misonix from making all Take or Pay Payments and paying to PuriCore the Quarterly Minimum Gross Profit or the aggregate Minimum Gross Profit pursuant to Section 6.5, unless expressly provided otherwise under Section 6.6.
(b)	Reversion of License. Upon termination of this Agreement pursuant to this Section 14, all license rights granted by PuriCore in and to Licensed Technology under this Agreement shall terminate and revert to PuriCore. Consequently, neither Misonix nor its Affiliates shall have any license rights to use or sell Licensed Products in the Field or in the Territory.
(c)	Right to Sell Off. Notwithstanding the foregoing, if Misonix is not in breach of any payment obligations under this Agreement at the time of termination, Misonix shall be permitted to continue selling the Licensed Products until the earlier of (i) Misonix’s inventory is exhausted, (ii) PuriCore has repurchased all Licensed Products in Misonix’s possession pursuant to clause (d) below, or (iii) twelve (12) months from termination has elapsed.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
(d)	Right to Repurchase. Upon expiration or termination of this Agreement for any reason, PuriCore shall have the right but not the obligation to purchase Misonix’s unsold inventory of the Licensed Products in merchantable condition or having a remaining shelf life acceptable to PuriCore at the actual purchase price paid by Misonix.
(e)	Return of Materials. Upon expiration or termination of this Agreement for any reason, each Party shall upon request promptly return to the requesting Party all of the requesting Party’s relevant records, materials and Confidential Information in the possession or control of the other Party.
15.	GENERAL PROVISIONS
15.1	Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable in a proceeding from which no appeal can be or is taken, the provisions shall be considered severed from this Agreement and shall not serve to invalidate the remaining provisions thereof, so long as the essential benefits of this Agreement will still be realized by both Parties. The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.
15.2	Choice of Law. This Agreement shall be governed and interpreted in all respects under the laws of the Commonwealth of Pennsylvania, without regard to its conflicts of laws principles. Any suit or action arising out of or relating to this Agreement shall be brought in the United States District Court for the Eastern District of Pennsylvania. The Parties consent to the respective exclusive personal jurisdiction and venue of the United States District Court for the Eastern District of Pennsylvania, and further consent that any process, notice of motion or other application to the court or a judge thereof may be served outside the Commonwealth of Pennsylvania, by registered or certified mail or by personal service, provided that a reasonable time for appearance is allowed.
15.3	Notices. All notices required or permitted to be given under this Agreement shall be given in writing and shall be sent by (i) hand delivery, (ii) registered mail, return receipt requested, (iii) overnight delivery by a nationally recognized courier service, (iv) facsimile transmission, with confirmation received, or (v) when permitted under this Agreement, by email, and shall be sent or delivered as follows:

If to PuriCore:	PuriCore, Inc.
508 Lapp Road
Malvern, PA 19355
Fax: (610) 321-2725
Email: gbosch@puricore.com
Attention: Chief Executive Officer

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

With a copy to General Counsel, PuriCore, Inc.

Email: generalcounsel@puricore.com
Fax: (610) 321-2725

If to Misonix:	MISONIX, INC.
1938 New Highway
Farmingdale, NY 11735
Fax: (631) 694-3285
Email: mmcmanus@misonix.com
Attention: Chief Executive Officer
with a copy to (which shall not constitute notice):

Wilk Auslander LLP
675 Third Avenue
New York, NY 10017
Attention: Joel I. Frank, Esq.
Fax: (212) 752-6380
Email: jfrank@wilkauslander.com
or such other addresses or facsimile numbers as either Party may hereafter specify by written notice to the other as provided above. Such notices and communications shall be deemed to have been delivered upon receipt.
15.4	Affiliate Performance; Assignment of Rights and Duties. Without the prior written consent of PuriCore, Misonix shall have no right to assign or delegate any rights or duties under this Agreement. Notwithstanding the foregoing, Misonix shall be entitled to assign this Agreement to an Affiliate, provided that Misonix shall be liable for the performance of this Agreement by its Affiliates.
15.5	Entire Agreement. This Agreement (the annexed Exhibits hereto, as they may be amended or updated from time to time and the settlement documents with PuriCore International Limited and PuriCore plc) constitutes the entire agreement between the Parties and supersedes any and all prior agreements or understandings, whether oral or written, between Misonix and PuriCore with respect to the subject matter hereof. No variation, modification or waiver of any of the terms or conditions hereof shall be deemed valid unless made in writing and signed by authorized representatives of both Parties.
15.6	No Waiver. No waiver by either Party of any nonperformance or violation by the other Party of any of the covenants, obligations or agreements of such other Party hereunder shall be deemed to be a waiver of any subsequent violation or non-performance of the same or any other covenant, agreement or obligation, nor shall forbearance by either Party be deemed to be a waiver by such Party of its rights or remedies with respect to such violation or nonperformance.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
15.7	Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not be held to expand, modify or aid in the interpretation, construction or meaning of this Agreement.
15.8	Relationship of the Parties. It is not the intent of the Parties to create a partnership or joint venture or to assume partnership responsibility or liability. The obligations of the Parties shall be limited to those set out herein and such obligations shall be several and not joint. Neither Party shall be authorized to bind or obligate the other.
15.9	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Legal delivery of this Agreement may be made by telecopy or by electronic mail (pdf format).
15.10	Waiver of Jury Trial. NO PARTY TO THIS AGREEMENT OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER AGREEMENTS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HERETO HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.
[SIGNATURE PAGE FOLLOWS]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Product License and Distribution Agreement as of the Effective Date.

PURICORE, INC.
By:	/s/ Gregory T. Bosch
	Name:	Gregory T. Bosch
	Title:	President and Chief Executive Officer

MISONIX, INC.
By:	/s/ Michael A. McManus, Jr.
	Name:	Michael A. McManus, Jr.
	Title:	President and Chief Executive Officer

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
EXHIBIT A
DESCRIPTION OF PURICORE’S VASHE PRODUCTS
[* * *]
SPECIFICATIONS OF LICENSED PRODUCTS
I. Introduction.
[* * *]
II. Licensed Product Detailed Specifications
[* * *]
III. Product Drawings
[* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
EXHIBIT B
[* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
EXHIBIT C
[* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
Schedule 2.1
[* * *]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
Schedule 6.1
[* * *]